                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Lifeline Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            LIFELINE SYSTEMS, INC.
                              111 Lawrence Street
                           Framingham, MA 01702-8156

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 May 16, 2001

To the Stockholders of
LIFELINE SYSTEMS, INC.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Lifeline Systems, Inc., a Massachusetts corporation (the "Company"), will be held on Wednesday, May 16, 2001, at 10:00 A.M., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, to consider and vote upon the following matters:

  1. The election of two Class III Directors, each to hold office until the Annual Meeting of Stockholders in 2004 and until his or her successor is elected and qualified;

  2. The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year ending December 31, 2001;

  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

  This Notice and the accompanying proxy materials are being mailed to all holders of the Company's Common Stock. The close of business at 5:00 P.M., April 6, 2001 is the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The stock transfer books of the Company remain open.

  All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          JEFFREY A. STEIN, Clerk

Framingham, Massachusetts
April 16, 2001

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            LIFELINE SYSTEMS, INC.
                              111 Lawrence Street
                           Framingham, MA 01702-8156

                               ----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 May 16, 2001

  This Proxy Statement contains information about the Annual Meeting of Stockholders (the "Annual Meeting") of Lifeline Systems, Inc. (the "Company"). The Annual Meeting is scheduled to be held at 10:00 A.M. local time on Wednesday, May 16, 2001 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting, and at any adjournment or adjournments of the Annual Meeting. All proxies will be voted in accordance with the instructions contained therein, and if no instruction is specified, the proxies will be voted in favor of proposal numbers 1 and 2 set forth in the Notice of Meeting.

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

  At the Annual Meeting, stockholders will consider and vote on the following matters:

  1. The election of two Class III Directors, each to hold office until the Annual Meeting of Stockholders in 2004 and until his or her successor is elected and qualified.

  2. The ratification of the selection by our Board of Directors of PricewaterhouseCoopers LLP as our independent accountants for the 2001 fiscal year.

  The stockholders will also act on any other business that may properly come before the Annual Meeting.

Who can vote?

  To be able to vote, you must have been a stockholder of record at the close of business on April 6, 2001. This date is the record date for the Annual Meeting.

  On April 6, 2001, there were 6,052,098 shares of common stock, $0.02 par value per share, of the Company (the "Common Stock") issued, outstanding, and entitled to vote at the Annual Meeting.

How many votes do I have?

  Each share of Common Stock that you own on the record date entitles you to one vote on each matter that is proposed.

How can I vote?

  You can vote in one of two ways.

  You may vote by mail. You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

  You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting.

Can I vote if my shares are held in "street name?"

  If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares you will need to follow the directions your bank or brokerage firm provides to you. If you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

  If your shares are held in street name and you wish to attend the Annual Meeting on May 16, 2001, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from your brokerage firm or bank.

Can I change my vote after I mail my proxy card?

  Yes. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by doing any one of the following:

  .  signing another proxy with a later date;

  . giving the Chief Financial Officer of the Company a written notice before or at the Annual Meeting that you want to revoke your proxy; or

  .  voting in person at the meeting.

  Your attendance at the Annual Meeting alone will not revoke your proxy.

What constitutes a quorum?

  In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, or at least 3,026,050 shares.

  Shares of Common Stock represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

  If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item?

  Election of Directors. The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required in the election of directors.

  Ratification of Accountants. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting on the matter is required for the ratification of the approval of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year ending December 31, 2001.

How will votes be counted?

  The shares you own will be voted according to the instructions on the proxy card you mail. If you mail the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in favor of proposal numbers 1 and 2 as set forth in the Notice of Meeting.

  If you abstain from voting on a particular matter or your shares are "broker non-votes" your shares will not be voted in favor of any particular matter described in this proxy statement and will also not be counted as votes cast or shares voting on such matter. As a result, abstentions and broker non-votes will have no effect on the outcome of voting at the Annual Meeting.

Who will count the votes?

  The votes will be counted, tabulated and certified by the Company's transfer agent, Registrar and Transfer Company. A representative of the transfer agent will serve as the inspector of elections.

How does the Board of Directors recommend that I vote on the proposals?

  Your Board of Directors recommends that you vote:

  FOR the election of the two Class III Directors.

  FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

Will any other business be conducted at the Annual Meeting or will other matters be voted upon?

  The Board of Directors does not know of any other matters that may come before the meeting. Under our by-laws, the deadline for stockholders to notify the Company of any proposals or nominations for director to be presented for action at the Annual Meeting has passed. If any other matter properly comes before the Annual Meeting, or if any other proposal properly comes before the stockholders for a vote at the Annual Meeting, the persons named in the proxy that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

Where can I find the voting results?

  We will report the voting results in our quarterly report on Form 10-Q for the second quarter of fiscal 2001, which we expect to file with the Securities and Exchange Commission, commonly referred to as the SEC, on or before August 14, 2001.

How can I obtain an annual report on Form 10-K?

  A copy of our annual report for the year ended December 31, 2000, which includes the Form 10-K, is included with this proxy statement. The Company will also, upon written request of any stockholder, provide without charge a copy of its annual report on Form 10-K, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company in care of:

  Chief Financial Officer
  Lifeline Systems, Inc.
  111 Lawrence Street
  Framingham, MA 01702-8156
  (508) 988-1000

Whom should I contact if I have any questions?

  If you have any questions about the Annual Meeting or your ownership of our Common Stock, please contact the Company's Chief Financial Officer at the address or telephone number listed above.

                          STOCK OWNERSHIP INFORMATION

  The following table sets forth certain information, as of January 31, 2001 unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation," below, and (iv) all directors and executive officers of the Company as a group. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed. The share amounts include shares as to which the following persons had a right to acquire beneficial ownership by exercising stock options as of January 31, 2001, or within 60 days following that date, as follows: Mr. Feinstein, 201,411 shares; Mr. Reich, 46,946 shares; Mr. Wechsler, 3,000 shares; Mr. Hurley, 70,012 shares; Mr. Strange, 47,165 shares; Mr. Baldwin, 17,167 shares; Dr. Kasputys, 24,667 shares; Ms. Roberts, 17,667 shares; Mr. Shapiro, 4,667 shares and Dr. Vineyard, 24,667 shares. The share amounts also include shares beneficially owned by certain executive officers through participation in the Company's 401(k) Plan.

                                                                   Percent of
                                                    Beneficially  Common Stock
Name of Beneficial Owner                               Owned     Outstanding(1)
------------------------                            ------------ --------------
SAFECO Corporation (2).............................    807,650        13.4%
 4333 Brooklyn Ave. N.E.
 Seattle, WA 98185

L. Dennis Shapiro (3)..............................    713,500        11.8%
 24 Essex Road
 Chestnut Hill, MA 02467

Pequot Capital Management, Inc. (4)................    620,000        10.3%
 500 Nyala Farm Road
 Westport, CT 06880

T. Rowe Price Associates, Inc. (5).................    555,600         9.2%
 100 E. Pratt Street
 Baltimore, MD 21202

Ronald Feinstein (6)...............................    473,068         7.5%
 c/o Lifeline Systems, Inc.
 111 Lawrence St.
 Framingham, MA 01702

Leonard E. Wechsler................................     11,279           *

Richard M. Reich (7)...............................     89,073         1.5%

Dennis M. Hurley (8)...............................     79,407         1.3%

Donald G. Strange..................................     57,898           *

Everett N. Baldwin (9).............................     36,167           *

Joseph E. Kasputys, Ph.D...........................     41,317           *

Gordon C. Vineyard, M.D. ..........................     30,168           *

Carolyn C. Roberts.................................     18,667           *

All directors and officers as a group (12 persons)   1,564,302        24.0%
 (10)..............................................

--------
*  Less than 1% of the outstanding stock.

 (1) Number of shares deemed outstanding includes 6,036,464 shares outstanding as of January 31, 2001, plus any shares subject to options held by the named person or entity that are currently exercisable or exercisable within 60 days after January 31, 2001.

 (2) Represents holdings as of December 31, 2000 based on a Schedule 13G filed with the Securities and Exchange Commission on January 23, 2001 by SAFECO Corporation. Includes the following shares, as to all of which SAFECO Corporation disclaims beneficial ownership: 560,550 shares held by SAFECO Common Stock Trust, an investment company for which SAFECO Asset Management Company, a wholly owned subsidiary of SAFECO Corporation, acts as the investment advisor.

 (3) Includes the following shares as to all of which Mr. Shapiro disclaims beneficial ownership: 4,124 shares held by Mr. Shapiro as custodian for three children, over which he has sole voting and investment power; 35,312 shares held by Mr. Shapiro's wife; 12,360 shares held by Mr. Shapiro's wife as custodian for three children; 66,000 shares held by Mr. Shapiro's wife as co-trustee of three trusts for his children; and 17,062 shares held by Mr. Shapiro's children, over which he has shared voting and investment power.

 (4) Represents holdings as of December 31, 2000 based on a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001 by Pequot Capital Management, Inc.

 (5) Represents holdings as of December 31, 2000 based on a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2001 by
      T. Rowe Price Associates, Inc.

 (6) Includes 16,000 shares held by Mr. Feinstein's children. Also includes 16,552 shares and 25,641 shares pledged to the Company to secure a $300,000 and $250,000 loan, respectively, by the Company to Mr. Feinstein. See "Other Arrangements--Loans to Related Parties."

 (7)  Includes 36,666 shares owned by Mr. Reich jointly with his wife.

 (8) Includes 1,700 shares beneficially owned by Mr. Hurley through an individual retirement account ("IRA"). Also includes 7,123 shares owned by Mr. Hurley jointly with his wife.

 (9)  Includes 7,000 shares held by the Everett N. Baldwin Revocable Trust of
      1997.

(10) Includes an aggregate of 469,753 shares subject to stock options that are currently exercisable or exercisable within 60 days after January 31, 2001. Also includes 16,349 shares beneficially owned by such persons through the 401(k) Plan as to which such persons possess sole investment and voting power.

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is classified into three classes (designated Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. There are currently two Class I Directors, whose terms expire at the 2002 Annual Meeting of Stockholders, two Class II Directors, whose terms expire at the 2003 Annual Meeting of Stockholders and two Class III Directors, whose terms expire at the 2001 Annual Meeting of Stockholders.

  The persons named in the proxy will vote to elect as Class III Directors the two nominees named below unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. If any of the nominees becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that either of the nominees will be unavailable. Gordon C. Vineyard, M.D. has served as a member of the Board of Directors of the Company since 1985. Carolyn C. Roberts has served as a member of the Board of Directors of the Company since 1994. Both of the nominees will be elected to hold office until the Annual Meeting of Stockholders in 2004, and until his or her successor is elected and qualified.

  The following table sets forth the name of the nominees for election to the Board of Directors at the Annual Meeting, followed by the name of each other director who will continue in office after the Annual Meeting, and each such person's principal occupation and business experience during the past five years, his or her age and the year in which he or she became a director of the Company.

Name, Principal Occupation and Business Experience During the      First Became
Past Five Years                                                Age  a Director
-------------------------------------------------------------  --- ------------

The two nominees for election as Class III Directors to serve until the Annual Meeting of Stockholders in 2004:

GORDON C. VINEYARD, M.D......................................   64     1985
 Dr. Vineyard served as Director of Surgical Specialties and
 Radiology and Surgeon-in-Chief of the Harvard Vanguard
 Medical Associates from 1991 to May 1999 when he became
 interim Chief Executive Officer. From 1980 to 1991, he was
 its Chief of Surgery. Dr. Vineyard is also an Associate
 Clinical Professor of Surgery at the Harvard Medical School.
 He was a surgeon at Boston's Brigham and Women's Hospital
 from January 1972 through August 1995. Dr. Vineyard retired in March 2000.*

CAROLYN C. ROBERTS...........................................   62     1994
 Ms. Roberts is CEO Emerita of Copley Health Systems, Inc.,
 where she served as President and Chief Executive Officer
 from 1982 to October 2000. Ms. Roberts served
 on the Board of Trustees of the American Hospital
 Association from 1990 to 1997, was Chair of the Board in
 1994 and, from 1991 to 1996, was a member of its Executive
 Committee. Ms. Roberts is currently a member of the Board of
 Commissioners of the Joint Commission for Accreditation of
 Health Care Organizations ("JCAHO") and the Board of
 Directors of Joint Commission Resources and Joint Commission
 International.** ***

The two Class I Directors named below will continue in office until the Annual Meeting of Stockholders in 2002:

L. DENNIS SHAPIRO............................................   67     1978
 Mr. Shapiro has been Chairman of the Board since 1978 and
 was Chief Executive
 Officer and Treasurer of the Company from 1978 through
 December 1988.* **

EVERETT N. BALDWIN...........................................   67     1991
 Mr. Baldwin served as President and Chief Executive Officer of Welch Foods, Inc. from August 1982 to August 1995, and as a Director of Welch Foods, Inc. from August 1982 to December
 1995. Mr. Baldwin retired from Welch Foods in 1995.*

The two Class II Directors named below will continue in office until the Annual Meeting of Stockholders in 2003:

RONALD FEINSTEIN.............................................   55     1985
 Mr. Feinstein has been President and Chief Executive Officer of the Company since January 1, 1993.

Name, Principal Occupation and Business Experience During the       First Became
Past Five Years                                                 Age  a Director
-------------------------------------------------------------   --- ------------

JOSEPH E. KASPUTYS, PH.D......................................   64     1985
 Dr. Kasputys has been Chairman and Chief Executive Officer of
 Global Insight, Inc., a startup firm engaged in economic
 forecasting, since March 2001. Prior to that, he was Chairman of Thomson Financial, a $2 billion division of The Thomson
 Corporation, from September 2000 to March 2001. He was
 Chairman, President and Chief Executive Officer of Primark
 Corporation, an international company traded on the NYSE
 primarily engaged in the information industry, from June 1987 to September 2000, when Primark Corporation was acquired by
 The Thomson Corporation.** ***

--------
*  Member of Audit Committee.
**  Member of Compensation Committee.
***  Member of Stock Option Plans Committee.

Board and Committee Meetings

  The Company has an Audit Committee, consisting of Messrs. Baldwin and Shapiro and Dr. Vineyard, each of whom is independent as defined by the applicable listing standards of the National Association of Securities Dealers. The principal functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of the Company's independent accountants, to review and approve any major accounting policy changes affecting the Company's operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to review the scope of non-audit activities performed by the independent accountants and to assure that the accountants are in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities by employees of the Company. The Audit Committee held five meetings during the fiscal year ended December 31, 2000. In June 2000 the Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this proxy statement.

  Mr. Shapiro, Ms. Roberts and Dr. Kasputys serve as the members of the Compensation Committee. The principal function performed by the Compensation Committee is to make recommendations to the Board of Directors as to compensation arrangements, including bonuses for senior management. The Compensation Committee held four meetings during the fiscal year ended December 31, 2000.

  Dr. Kasputys and Ms. Roberts serve as the members of the Stock Option Plans Committee. The principal function of the Stock Option Plans Committee is to grant stock options to employees of the Company and to otherwise administer the Company's stock option plans. The Stock Option Plans Committee held five meetings during the fiscal year ended December 31, 2000.

  The Company has no nominating committee of the Board of Directors or committee performing similar functions. The Board of Directors will consider nominees for director recommended by stockholders of the Company. The names of such nominees should be forwarded to the Chief Financial Officer, Lifeline Systems, Inc., 111 Lawrence Street, Framingham, Massachusetts 01702-8156, who will submit them to the Board of Directors for its consideration.

  During the fiscal year ended December 31, 2000, the Board of Directors of the Company held five meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees of the Board on which they respectively served.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% the Common Stock of the Company to file with the SEC initial reports of ownership of the Company's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

  Based solely on its review of copies of reports filed by reporting persons of the Company or written representations from certain Reporting Persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2000 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.

Directors' Compensation

  Each director who is not an executive officer receives an annual retainer fee of $8,000 plus $750 for each Board meeting attended and $500 for each Committee meeting attended ($750 for each day during which a director attended both a Board and a Committee meeting). The Chairmen of the Audit Committee and the Compensation Committee each receives an annual fee of $3,500 for their services in this capacity in addition to their regular annual retainer fee. Executive officers do not receive any additional remuneration for their services as directors. The Chairman of the Board, Mr. Shapiro, receives an annual fee of $12,500 for his services as Chairman in addition to his regular annual retainer fee. Members of the Board of Directors receive $500 for each telephonic meeting attended by them.

  The Company's 2000 Stock Incentive Plan (the "2000 Plan") provides that non-employee directors receive, on the sixth business day of each calendar year, options to purchase 3,000 shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of grant, vesting one-third on the date of grant and one-third on each of the next two anniversary dates.

Executive Compensation

 Summary Compensation

  The following table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the fiscal year ended December 31, 2000 who were serving as executive officers at December 31, 2000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                        Annual Compensation                     Compensation Awards
                                -------------------------------------------- --------------------------
                                                                              Securities
                                                                              Underlying    All Other
                                                                Other Annual    Options    Compensation
Name and Principal Position     Year Salary($)     Bonus($)     Compensation Granted(#)(1)    ($)(2)
---------------------------     ---- ---------     --------     ------------ ------------- ------------
Ronald Feinstein............... 2000 $281,836      $122,198                     32,900        $2,400
 President and Chief            1999  267,712           --                      25,000         2,000
 Executive Officer              1998  254,992       172,293                     20,000         2,375
Leonard E. Wechsler............ 2000  114,411       129,668 (3)                 13,000           --
 President, Lifeline Systems    1999      --  (4)       --  (4)                    --            --
 Canada and Vice President      1998      --  (4)       --  (4)                    --            --
Richard M. Reich............... 2000  173,250        37,083 (5)                  5,000         2,400
 Senior Vice President,         1999  160,292         8,450 (5)                 11,000         2,000
 Chief Information Officer      1998  153,833        65,906 (5)                  5,000         2,375
Dennis M. Hurley............... 2000  155,583        30,224 (5)                  7,000         1,200
 Senior Vice President, Finance 1999  149,416         7,525 (5)                  7,000         2,000
 and Chief Financial Officer    1998  143,000        61,229 (5)                  5,000         2,375
Donald G. Strange.............. 2000  148,917        31,950 (5)                  7,000         2,400
 Senior Vice President, Sales   1999  142,417         8,610 (5)                  7,000         2,000
                                1998  135,833        56,822 (5)                  5,000         2,375

--------
(1)  Reflects the grant of options to purchase Common Stock.

(2)  Represents Company contributions to the Company's 401(k) Plan.

(3) Represents amount paid in accordance with the Amended Employment Agreement between Mr. Wechsler and Lifeline Systems Canada, Inc.

(4) Mr. Wechsler did not serve as an executive officer of the Company during any part of the fiscal year.

(5)  Represents amounts paid under the Company's Executive Bonus Plan.

 Option Grants

  The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2000 to each of the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       Potential
                                                                                   Realizable Value
                                                                                   at Assumed Annual
                                                                                    Rates of Stock
                                                                                         Price
                                                                                   Appreciation for
                                            Individual Grants                       Option Term(1)
                         --------------------------------------------------------- -----------------
                         Securities   Percent of Total
                         Underlying   Options Granted  Exercise or
                          Options       to Employees   Base Price
Name                     Granted(#)    in Fiscal Year   ($/Share)  Expiration Date  5%($)    10%($)
----                     ----------   ---------------- ----------- --------------- -------- --------
Ronald Feinstein........   17,900 (2)       8.5%         $ 9.625       3/17/10     $108,351 $274,582
                           15,000 (2)       7.2%          14.125       8/24/10      133,247  337,674
Leonard E. Wechsler.....   10,000 (2)       4.8%          14.125       8/24/10       88,831  225,116
                            3,000 (2)       1.4%          14.625       7/25/10       27,593   69,925
Richard M. Reich........    5,000 (2)       2.4%           9.063       2/18/10       28,497   72,216
Dennis M. Hurley........    7,000 (2)       3.3%           9.063       2/18/10       39,896  101,103
Donald G. Strange.......    7,000 (2)       3.3%           9.063       2/18/10       39,896  101,103

--------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2) Exercisable in installments beginning 12 months after the date of grant, with one-third of the shares covered thereby becoming exercisable at that time and an additional one-third of the shares covered thereby becoming exercisable on each of the next two anniversary dates. Under the terms of the Company's 1991 and 1994 Stock Option Plans, its 2000 Stock Option Plan and its 2000 Stock Incentive Plan, the Stock Option Plans Committee retains discretion, subject to limits set forth in the plan, to modify the terms of outstanding options. The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

 Option Exercises and Year-End Values

  The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 2000 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2000:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                     Number of Securities        Value of Unexercised
                                                    Underlying Unexercised      In-The-Money Options at
                           Shares                Options at Fiscal Year-End(#)   Fiscal Year-End($)(1)
                         Acquired on    Value    ----------------------------- -------------------------
Name                     Exercise(#) Realized($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                     ----------- -----------   -------------------------   -------------------------
Ronald Feinstein........      --        --              193,277/56,233           $1,167,963/$52,581
Leonard E. Wechsler.....      --         --               1,500/16,500                    -- / --
Richard M. Reich........    2,500      $22,187           42,485/20,566              144,794/ 21,144
Dennis M. Hurley........      --         --              58,978/24,500              255,125/ 56,719
Donald G. Strange.......    5,000      27,500            40,297/20,334              171,475/ 30,212

--------
(1) Based on the fair market value of the Common Stock on December 29, 2000 (approximately $12.56), less the option exercise price.

Other Arrangements

 Feinstein Employment Agreement

  Pursuant to the terms of an employment agreement, as amended, effective as of August 27, 1992, Ronald Feinstein became the Executive Vice President and Chief Operating Officer of the Company on October 1, 1992, and the President and Chief Executive Officer on January 1, 1993. Mr. Feinstein receives a base salary of not less than $200,000 annually.

  Pursuant to the terms of Mr. Feinstein's employment agreement, Mr. Feinstein is eligible to receive a bonus equal to 40% of his base salary if the Company achieves the annual profit performance plan goals adopted by the Board of Directors and a bonus of greater than 40% of his base salary if the Company exceeds such goals. Pursuant to his employment agreement, Mr. Feinstein will continue to serve as a member of the Board of Directors during the period of his employment.

  Pursuant to his employment agreement, on August 27, 1992, Mr. Feinstein also received a nonstatutory stock option to purchase up to 150,000 shares of Common Stock at an exercise price of $3.00 per share (which represented the fair market value on the date of grant), vesting one-fifth on the date of grant and one-fifth on each of the next four anniversary dates. The original expiration date of this stock option was the fifth anniversary of the date of grant. On December 6, 1995, the Stock Option Plans Committee extended the exercise period of the option for an additional five years, so that the option will expire on August 27, 2002.

  Pursuant to his employment agreement, Mr. Feinstein was also granted a stock option to purchase up to 100,000 shares of Common Stock at $3.00 per share (which represented the fair market value on the date of grant), subject to a vesting schedule that originally provided for vesting in three equal annual installments commencing April 15 in the year following the achievement of certain financial goals. On September 27, 1995, the Stock Option Plans Committee amended this option to provide for vesting on the earlier of the six-year anniversary of the date of grant or in three equal annual installments commencing April 15 in the year following the achievement of certain financial goals. On June 14, 1996, Mr. Feinstein's employment agreement was amended to provide for full vesting of this option in any event on August 27, 1998. The original expiration date of this option was six years from the date of grant, but on June 14, 1996 the Compensation Committee extended the exercise period of the option to seven years from the date of grant, so that the option would expire on August 27, 1999. Mr. Feinstein exercised this option on August 23, 1999. See "Loans to Related Parties."

  Upon a change in control of the Company, the stock options described in the preceding paragraph would be accelerated and deemed to be vested. Upon termination by the Company of his employment as Chief Executive Officer and his membership on the Board of Directors, other than for cause, Mr. Feinstein will continue to receive his salary for 12 months. On June 14, 1996, Mr. Feinstein's employment agreement was amended to provide that in the event of a change in control of the Company following which Mr. Feinstein no longer serves as the Chief Executive Officer of the Company within the Boston, Massachusetts metropolitan area or as a director of the Company, Mr. Feinstein may terminate the employment agreement and be paid three times his salary and bonus for the preceding fiscal year (subject to downward adjustment for any excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986, as amended).

 Change of Control Agreements

  Each of the Company's executive officers, other than Mr. Feinstein, has entered into an agreement with the Company which provides that, if within 12 months of a change of control of the Company, such officer's employment is terminated without cause or the officer terminates his or her employment with the Company due to a significant change in responsibilities or condition of employment, then such officer would be entitled to receive a payment equal to one year's base salary then being paid to him or her.

 Loans to Related Parties

  In August 1999, the Company loaned $300,000 to Mr. Feinstein pursuant to a secured promissory note (the "Feinstein Note") for the exercise of a stock option which was to expire. The Feinstein Note, which bears interest at a rate of 6.77% per annum, payable annually in arrears, is due August 23, 2004 and is secured by a pledge of 16,552 shares of Common Stock of the Company. Mr. Feinstein has the right to put 70,459 shares (representing the net number of shares issued to Mr. Feinstein with the proceeds of the loan, after withholding for taxes) back to the Company at a price equal to $16.3125 per share at any time during the 18-month period following April 30, 2001. As of January 31, 2001, $300,000 was outstanding on the Feinstein Note.

  In April, 2000, the Company loaned $250,000 to Mr. Ronald Feinstein, pursuant to a collateralized promissory note (the "Note"). The Note which bears interest at a rate of 6.94% payable annually in arrears, is due April 5, 2005 and is collateralized by a pledge of 25,641 shares of Common Stock of the Company. As of January 31, 2001, $250,000 was outstanding on the Note.

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of (i) the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq National Market (U.S. Companies) (the "Nasdaq Composite Index") and (ii) the CRSP Total Return Index for Nasdaq Health Services Stocks ("Nasdaq Health Services Stocks"). This graph assumes the investment of $100 on December 31, 1995 in the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Health Services Stocks and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1996, 1997, 1998, 1999 and 2000.
                             [Graph Appears Here]

                                                        December 31,
                                             -----------------------------------
                                             1995  1996  1997  1998  1999  2000
                                             ----- ----- ----- ----- ----- -----
Lifeline Systems, Inc....................... 100.0 144.3 207.2 206.2 123.7 104.1
Nasdaq Composite Index (U.S. Companies)..... 100.0 123.0 150.7 212.5 394.9 237.7
Nasdaq Health Services Stocks............... 100.0  99.9 102.5  86.9  69.9  95.8

                     REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

  The Compensation Committee of the Board of Directors (the "Committee") is composed of three non-employee directors and is responsible for the development and administration of the Company's executive compensation policies and programs, subject to the review and approval of the entire Board. The Committee reviews and recommends to the Board for its approval the salaries and incentive compensation of the executive officers of the Company. The Company also has a Stock Option Plans Committee, which grants stock options to executives and other key employees of the Company and otherwise administers the Company's stock option plans.

  The objectives of the Company's executive compensation program are as follows:

  . support the achievement of strategic goals and objectives of the Company

  . attract and retain key executives critical to the long-term success of the Company

  . align the executive officers' interests with the success of the Company

 Compensation Program

  The Company's executive compensation program consists of three principal elements: base salary, annual incentive compensation in the form of cash or stock options and long-term incentive compensation in the form of stock options. Generally, the Company's objective is to pay base compensation which is comparable to the fiftieth percentile total compensation package offered to officers in similar positions at comparable companies, and to pay total compensation, including annual bonuses and long-term incentives such as stock options, comparable to the seventy-fifth percentile total compensation package offered to officers in similar positions at comparable companies.

  The Company's annual bonus plan is designed to create incentives for meeting pre-tax profit goals. The Committee establishes a target bonus amount, which would be paid out in full in the event that the Company achieves an established pre-tax profit level, and which would be paid out to a lesser or greater extent in the event that the goals are not met or are surpassed. No annual bonus is paid if the Company's pre-tax profit falls below a minimum level established by the Committee. Prior to 1997, the annual bonus was payable in cash. Beginning in the year ended December 31, 1997, in order to further align the executives' interests with those of the stockholders, the Compensation Committee approved a change to the annual bonus plan pursuant to which officers are able to elect to receive stock options in lieu of a cash bonus. The number of such options is determined by a formula based on the cash bonus each officer would have received, a Black-Scholes option valuation model as of the grant date, and consideration of the risk associated with trading stock options for cash.

  Long-term incentives for executive officers and key managers are provided through stock options. The objectives of this program are to align executive and stockholder long-term interest by creating a strong and direct link between executive compensation and stockholder return.

  Stock options are granted at an option price equal to the fair market value of the Company's Common Stock on the date of grant. In selecting executives eligible to receive option grants and determining the amount of such grants (other than options granted in lieu of cash under the annual bonus plan), the Committee evaluates a variety of factors, including (i) the job level of the executive, (ii) option grants awarded by comparable companies to executives at a comparable job level, and
(iii) past, current and prospective service to the Company rendered, or to be rendered, by the executive. During 2000, the Committee granted non-qualified options which vest in three equal installments commencing on the first anniversary date of the grant.

  The Compensation Committee periodically reviews all elements of officer compensation with independent experts retained by the Company for this purpose. Such a review was conducted during 2000 and in 2001 to help ensure that compensation levels are appropriate.

Chief Executive Officer's 2000 Compensation

  During the year ended December 31, 2000, the Company's President and Chief Executive Officer, Mr. Ronald Feinstein, received a base salary of $281,836. For the year ended December 31, 2000, Mr. Feinstein also received options to purchase 32,900 shares which become exercisable in installments beginning 12 months after the date of grant, with one-third becoming exercisable at that time and an additional one-third becoming exercisable on each successive anniversary date. Mr. Feinstein's salary is reviewed each year by the Compensation Committee, and was adjusted by the Compensation Committee to an annualized rate of $283,512 effective March 1, 2000, based on the Company's performance in 1999, a review of salary data for chief executive officers of comparable companies, at both the fiftieth and seventy-fifth percentile, and Mr. Feinstein's performance and the scope of his responsibilities. Mr. Feinstein is generally compensated on the same basis as the other executive officers of the Company, including a combination of base salary, bonus plan payments and stock options.

Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. The Company does not believe that Section 162(m) will generally have an effect on the Company, because of the current and expected compensation levels of its officers. However, the Committee intends to periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of its executive officer compensation (including its stock plans) to comply with certain exemptions provided in Section 162(m). To meet the requirements of Section 162(m), the Board has established the Stock Option Plans Committee to administer all of the Company's stock option plans.

                                          Compensation Committee
                                          Joseph E. Kasputys, Ph.D., Chairman*
                                          Carolyn C. Roberts*
                                          L. Dennis Shapiro
--------
* Member of the Stock Option Plans Committee.

Compensation Committee Interlocks and Insider Participation

  The current members of the Compensation Committee are Dr. Kasputys, Mr. Shapiro and Ms. Roberts. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2000 an officer or employee of the Company nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

  None of the Company's executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

  The Audit Committee of the Company's Board of Directors is composed of three members and acts under a written charter first adopted and approved in June 2000. A copy of this charter is attached to this proxy statement as Exhibit A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

  The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2000 and discussed these financial statements with management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with management, internal accounting, financial and auditing personnel and the independent accountants, the following:

  . the plan for, and the independent accountants' report on, each audit of the Company's financial statements,

  . the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to the Company's stockholders,

  . changes in the Company's accounting practices, principles, controls or methodologies,

  . significant developments or changes in accounting rules applicable to the Company, and

  . the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company's independent accountants. SAS 61 requires the Company's independent accountants to discuss with the Audit Committee, among other things, the following:

  .  methods to account for significant unusual transactions,

  . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus,

  . the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates, and

  . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

  The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires accountants annually to disclose in writing all relationships that in the accountants' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent accountants their independence from the Company.

  Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee

                                          Everett N. Baldwin
                                          L. Dennis Shapiro
                                          Gordon C. Vineyard, M.D.

Independent Accountants Fees and Other Matters

 Audit Fees

  As of January 31, 2001, PricewaterhouseCoopers LLP billed the Company an aggregate of $123,500 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

 Financial Information Systems Design and Implementation Fees

  PricewaterhouseCoopers LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000 in connection with financial information systems design or implementation, the operation of its information system or the management of its local area network.

 All Other Fees

  PricewaterhouseCoopers LLP billed the Company an aggregate of $17,500 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000.

                  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

  Subject to ratification by the stockholders, the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, certified public accountants, as independent accountants of the Company for the Company's 2001 fiscal year. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give the stockholders an opportunity to ratify this selection. If this proposal is not approved, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Deadline for Submission of Stockholder Proposals

  The Company expects to hold its 2002 Annual Meeting in May 2002 and to mail its proxy statement in connection therewith by April 16, 2002. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2002 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the principal offices of the Company no later than December 17, 2001. Written notice of proposals of Stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2002 Annual Meeting must be received on or before March 4, 2002, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act.

                                          By Order of the Board of Directors,

                                          JEFFREY A. STEIN, Clerk

Framingham, Massachusetts
April 16, 2001

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   Exhibit A

                            LIFELINE SYSTEMS, INC.
                            AUDIT COMMITTEE CHARTER

I. Membership

  A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

  B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

    1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

    2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

    3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

    4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation--other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation--greater than $60,000; and

    5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

  Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

  C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

  D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II. Responsibilities of the Audit Committee

  The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

  A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

  B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

  C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

  D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

  E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

  F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

  G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

  H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

  J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

  K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

  L.  The Audit Committee shall meet privately at least once per year with:
      (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                                          REVOCABLE PROXY
                                                      Lifeline Systems, Inc.
                                                                                                                 With-  For All
[X] PLEASE MARK VOTES                                                                                        For  hold   Except
    AS IN THIS EXAMPLE                                           1. To elect two Class III Directors, each   [ ]   [ ]     [ ]
                                                                    to hold office until the Annual
ANNUAL MEETING OF STOCKHOLDERS                                      Meeting of Stockholders in 2004 and
MAY 16, 2001                                                        until his or her successor is elected
   The undersigned hereby appoints L. Dennis Shapiro, Ronald        and qualified.
Feinstein and Jeffrey A. Stein, and each of them, with full
powers of substitution, to act as attorneys and proxies for         (1) Carolyn C. Roberts
the undersigned to vote all shares of the capital stock of          (2) Gordon C. Vineyard, M.D.
Lifeline Systems, Inc. (the "Company") which the undersigned
is entitled to vote at the Annual Meeting of Stockholders        INSTRUCTIONS: To withold authority to vote for any individual
(the "Meeting") to be held at Hale and Dorr LLP, 60 State        nominee, mark "For All Except" and write that nominee's name in
Street, Boston, Massachusetts, on Wednesday, May 16, 2001        in the space provided below.
at 10:00 a.m. local time, and at any and all adjournment         ________________________________________________________________
and adjournments thereof.                                                                                    For  Against Abstain
                                                                 2. To ratify the selection of Pricewater-   [ ]    [ ]    [ ]
                                                                    houseCoopers LLP as the Company's
                                                                    independent accountants for 2001.

                                                                 3. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.
                                   ----------------------------
  Please be sure to sign and date      Date                      UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR
   this Proxy in the box below.                                  OF PROPOSAL NUMBERS 1 AND 2 SET FORTH HEREON.
---------------------------------------------------------------
                                                                     The Board of Directors recommends a vote "FOR" proposal
                                                                                   numbers 1 and 2 listed above.

                                                                              THIS PROXY IS SOLICITED ON BEHALF OF
---Stockholder sign above-----Co-holder (if any) sign above---                       THE BOARD OF DIRECTORS.

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                            Detach above card, sign, date and mail in postage paid envelope provided.
                                                      Lifeline Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Should the above signed be present and choose to vote at the Meeting or at any adjournment, or adjournments thereof, and after notification to the Chief Financial Officer of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Chief Financial Officer of the Company or by duly executing a proxy bearing a later date.
   The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a
Proxy Statement.
   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                                              IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT IT IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.                                  DO YOU HAVE ANY COMMENTS?

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